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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  June 4, 2001

                                LIGHTBRIDGE, INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                    000-21319                  04-3065140
(State or other jurisdic-          (Commission               (IRS Employer
  tion of incorporation)           File Number)          Identification Number)

            67 SOUTH BEDFORD STREET, BURLINGTON, MASSACHUSETTS 01803
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code  (781) 359-4000


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

         On February 7, 2001, Lightbridge, Inc. ("Lightbridge") completed its merger with Corsair Communications, Inc. ("Corsair"). Corsair is a leading provider of system solutions for the global wireless industry. Under the terms of the Amended and Restated Agreement and Plan of Reorganization dated as of November 8, 2000, Lightning Merger Corporation, a wholly owned subsidiary of Lightbridge, merged with and into Corsair and Corsair became a wholly owned subsidiary of Lightbridge.

         Attached as Exhibit 99.1 are the supplemental consolidated financial statements for the year ended December 31, 2000 which give retroactive effect to the acquisition of Corsair Communications, Inc. The merger has been accounted for as a pooling of interests as described in Note 1 to these supplemental consolidated financial statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits filed as part of this report

         99.1 Supplemental Consolidated Financial Statements for the Year Ended December 31, 2000

         99.2 Supplemental Consolidated Quarterly Financial Data for the Year Ended December 31, 2000 (Unaudited)


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             LIGHTBRIDGE, INC.

                             By:  /s/ Harlan Plumley
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                                  Harlan Plumley
                                  Vice President, Finance and Administration,
                                  Chief Financial Officer and Treasurer

June 4, 2001


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